SECURITIES AND EXCHANGE COMMISSION

                                Washington, D.C. 20549



                                       FORM 8-K


                                    CURRENT REPORT



                          Pursuant to Section 13 or 15(d) of
                         the Securities Exchange Act of 1934


                           Date of Report:  March 14, 1994



                             READING & BATES CORPORATION
                (Exact name of registrant as specified in its charter)


                 Delaware                 1-5587               73-0642271

             (State or other           (Commission          (I.R.S. Employer
              jurisdiction of          File Number)       Identification No.)
              incorporation)

                   901 Threadneedle, Suite 200, Houston, TX   77079
                (Address of principal executive offices)   (Zip Code)



          Registrant's telephone number, including area code  (713) 496-5000


          Item 7. Financial Statements and Exhibits

                 (c)  Exhibits

                       Exhibit 99  - Press  Release dated  March 8,  1994 -
                                     Andrew Bakonyi promotion

                                      SIGNATURE


          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf of the undersigned thereunto duly authorized.


                                         READING & BATES CORPORATION



                                         By /s/T. W. Nagle
                                            T. W. Nagle
                                            Vice President & Chief
                                            Financial Officer

          Dated:  March 14, 1994